Exhibit 99.1
                                                                    ------------




May 8, 2007



Dear Shareholder:

Enclosed you will find the 2006 Annual Report including audited financial statements of The National Bank of Indianapolis Corporation for the year ended December 31, 2006. The financial statements were audited by the accounting firm of Ernst & Young and contain an unqualified opinion. As you review the financial results for 2006, please note that the Corporation began the year with total assets of $928 million and finished the year with total assets of over $1,034 million - a new year-end milestone.

As a result, The National Bank of Indianapolis advanced one more spot to become the 14th largest Indiana bank, based on asset size. We have passed a total of over 200 banks in our thirteen years of existence.

In addition, please note the record 2006 net income performance of $7,062,225. This translates into fully diluted earnings per share of $2.94, up 12.2% over 2005 earnings per share of $2.62.

Moving to 2007, we are pleased to report that the first quarter of 2007 achieved record asset growth. At the end of the first quarter of 2007, the Corporation's total assets exceeded $1,090 million. The Corporation also recorded a record profit of $1,672,559 or $0.69 per share for the first quarter of 2007 compared to $1,532,734 or $0.64 per share one year ago.

It is with deep regret that we announce the retirement of G. Benjamin Lantz from the Board of Directors. Ben served as a director of the Corporation and the Bank since their formation in 1993 and we have benefited greatly from his wise council and guidance. To fill this vacancy, we are pleased to announce the addition of William S. Oesterle to the Board of Directors in January of 2007. Bill brings a valuable perspective to the Board from his numerous experiences in business, civic and political endeavors.

Enclosed with this letter you will also find a Proxy Statement and proxy form. With the Financial Statements, Annual Report and Proxy Statement, we have endeavored to provide substantial information concerning the Corporation and the Bank. By Indiana Law, we are required to hold an annual meeting of shareholders. This meeting will take place on June 21, 2007 at 3:00 p.m. at the Bank's headquarters. The agenda will be very short. It is our intent to tally the proxies and formally transact only the business set forth in the Proxy Statement. We value your time and suggest for your convenience that you participate by reading the materials and sending in your proxy card. Please feel free to call us if you have any questions. If you do wish to attend the meeting, please let us know and we will make space available.

In summary, we believe that the Bank continues to distinguish itself as one of the fastest growing new commercial banks in Indiana in the last decade and we look forward to meeting the many challenges of 2007.

As always, we appreciate your support as both shareholders and clients of the Bank and we welcome all additional business and referrals that you are able to provide.

Sincerely,

/s/ Michael S. Maurer   /s/ Morris L. Maurer       /s/ Philip B. Roby


Michael S. Maurer       Morris L. Maurer           Philip B. Roby
Chairman                President and              Executive Vice President and
                        Chief Executive Officer    Chief Operating Officer

:sch



















                           FORWARD LOOKING STATEMENTS

This document contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation's business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.nbofi.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

                                    FIRST QUARTER 2007 HIGHLIGHTS

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                                  Selected Balance Sheet Information
-------------------------------------------------------------------------------------------------------
                                              March 31, 2007     March 31, 2006          Dec. 31, 2006
(in thousands)                                    (unaudited)        (unaudited)              (audited)
-------------------------------------------------------------------------------------------------------
Total Assets                                      $1,090,134           $993,513             $1,034,432
Loans                                                745,445            677,093                744,538
Reserve for Loan Losses                               (8,609)            (8,791)                (8,513)
Investment Securities                                138,619            152,318                146,987
Total Deposits                                       935,395            836,733                875,084
Shareholders'  Equity                                 61,973             53,327                 59,785
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                                Selected Income Statement Information
-------------------------------------------------------------------------------------------------------
                                                                   Three Months Ended March 31,
-------------------------------------------------------------------------------------------------------
(in thousands)                                                             2007                   2006
-------------------------------------------------------------------------------------------------------
Net Interest Income                                                      $7,984                 $7,611
Provision for Loan Losses                                                   225                    411
Non-Interest Income                                                       2,181                  1,888
Non-Interest Expense                                                      7,487                  6,785
Pretax Income                                                             2,453                  2,303
Net Income                                                                1,673                  1,531
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                                    Selected Per Share Information
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                                                                   Three Months Ended March 31,
-------------------------------------------------------------------------------------------------------
                                                                           2007                   2006
-------------------------------------------------------------------------------------------------------
Basic Earnings per share                                                  $0.72                  $0.67
Diluted Earnings per share                                                $0.69                  $0.64
Book Value per share                                                     $26.74                 $23.19
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